Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

 SEPTEMBER 2025 MONTHLY DIVIDEND AND

 AUGUST 31, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	September 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of August 31, 2025
●	Next Dividend Announcement Expected October 15, 2025

Vero Beach, Fla., September 8, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of September 2025. The dividend of $0.12 per share will be paid October 30, 2025 to holders of record of the Company’s common stock on September 30, 2025, with an ex-dividend date of September 30, 2025. The Company plans on announcing its next common stock dividend on October 15, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 8, 2025, the Company had 146,130,135 shares of common stock outstanding. As of August 31, 2025, the Company had 141,863,067 shares of common stock outstanding. As of June 30, 2025, the Company had 126,566,926 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Jun-25 -
									Aug-25	Aug-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$250,000	$252,617	3.07%	101.05	5.00%	5.84%	4	174	n/a	n/a	$2,900	$(3,532)
15yr Total	250,000	252,617	3.07%	101.05	5.00%	5.84%	4	174	n/a	n/a	2,900	(3,532)
30yr 3.0	$841,083	$744,124	9.05%	88.47	3.00%	3.48%	54	298	6.7%	7.0%	$21,908	$(22,062)
30yr 3.5	164,582	151,262	1.84%	91.91	3.50%	4.04%	66	281	10.6%	9.6%	4,146	(4,172)
30yr 4.0	157,284	148,319	1.80%	94.30	4.00%	4.70%	52	303	5.6%	7.3%	3,851	(3,993)
30yr 4.5	281,933	273,042	3.32%	96.85	4.50%	5.44%	38	317	11.2%	11.1%	5,791	(6,359)
30yr 5.0	451,421	447,911	5.45%	99.22	5.00%	5.93%	31	323	8.6%	9.0%	9,062	(10,243)
30yr 5.5	1,753,845	1,779,536	21.65%	101.46	5.50%	6.45%	11	346	3.9%	5.8%	29,277	(36,094)
30yr 6.0	2,492,617	2,569,706	31.26%	103.09	6.00%	6.93%	12	344	9.7%	9.1%	27,452	(37,912)
30yr 6.5	1,504,121	1,571,364	19.12%	104.47	6.50%	7.39%	14	342	10.7%	14.0%	10,800	(16,491)
30yr 7.0	252,767	266,861	3.25%	105.58	7.00%	7.94%	22	330	26.8%	24.5%	1,728	(2,283)
30yr Total	7,899,653	7,952,125	96.75%	100.66	5.49%	6.36%	21	334	8.8%	9.8%	114,015	(139,609)
Total Pass-Through RMBS	8,149,653	8,204,742	99.82%	100.68	5.48%	6.35%	20	329	8.8%	9.8%	116,915	(143,141)
Structured RMBS
IO 20yr 4.0	5,891	491	0.01%	8.33	4.00%	4.57%	163	71	13.8%	13.2%	2	(2)
IO 30yr 3.0	2,401	293	0.00%	12.19	3.00%	3.64%	127	223	1.0%	10.4%	-	(1)
IO 30yr 4.0	66,425	12,576	0.15%	18.93	4.00%	4.60%	132	219	4.3%	6.8%	(253)	154
IO 30yr 4.5	2,883	530	0.01%	18.39	4.50%	4.99%	182	165	3.4%	7.2%	(5)	2
IO 30yr 5.0	1,511	318	0.00%	21.03	5.00%	5.37%	182	165	1.2%	8.2%	(5)	3
IO Total	79,111	14,208	0.17%	17.96	4.01%	4.59%	137	205	4.8%	7.4%	(261)	156
IIO 30yr 4.0	19,079	222	0.00%	1.16	0.00%	4.40%	95	253	12.4%	7.6%	106	(78)
Total Structured RMBS	98,190	14,430	0.18%	14.70	3.23%	4.56%	129	214	6.3%	7.5%	(155)	78

Total Mortgage Assets	$8,247,843	$8,219,172	100.00%		5.45%	6.33%	22	328	8.8%	9.8%	$116,760	$(143,063)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(355,625)	Sep-26	$(3,556)	$3,556
5-Year Treasury Future(2)	(562,500)	Dec-25	(11,789)	11,613
10-Year Treasury Future(3)	(228,500)	Dec-25	(7,522)	7,308
10-Year Ultra Treasury Future(4)	(197,500)	Dec-25	(8,864)	8,464
5-Year ERIS SOFR Swap Futures	(10,000)	Sep-25	(236)	229
Swaps	(3,943,300)	Feb-31	(99,092)	95,773
TBA Short	(300,300)	Sep-25	(3,742)	5,112
Hedge Total	$(5,597,725)		$(134,801)	$132,055
Rate Shock Grand Total			$(18,041)	$(11,008)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.47 at August 31, 2025. The market value of the short position was $615.8 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $112.50 at August 31, 2025. The market value of the short position was $257.1 million.
(4)	Ten-year Ultra futures contracts were valued at prices of $114.40 at August 31, 2025. The market value of the short position was $225.9 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2025
Fannie Mae	$4,726,166	59.3%
Freddie Mac	3,240,389	40.7%
Total Mortgage Assets	$7,966,555	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2025
Non-Whole Pool Assets	$516,595	6.5%
Whole Pool Assets	7,449,960	93.5%
Total Mortgage Assets	$7,966,555	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2025	Borrowings	Debt	Rate	in Days	Maturity
Merrill Lynch, Pierce, Fenner & Smith	$409,685	5.5%	4.41%	79	2/13/2026
Citigroup Global Markets Inc	379,874	5.1%	4.47%	56	12/1/2025
Wells Fargo Securities, LLC	372,762	5.0%	4.45%	44	10/28/2025
Bank of Montreal	360,232	4.8%	4.46%	41	11/28/2025
ASL Capital Markets Inc.	360,147	4.8%	4.43%	51	8/27/2026
ABN AMRO Bank N.V.	353,995	4.7%	4.47%	19	9/22/2025
South Street Securities, LLC	347,968	4.6%	4.40%	94	8/27/2026
J.P. Morgan Securities LLC	343,427	4.6%	4.51%	28	10/23/2025
DV Securities, LLC Repo	341,187	4.6%	4.48%	41	10/28/2025
Goldman, Sachs & Co	339,354	4.5%	4.45%	27	9/29/2025
Mirae Asset Securities (USA) Inc.	333,091	4.4%	4.48%	54	11/13/2025
StoneX Financial Inc.	331,030	4.4%	4.49%	20	9/29/2025
Clear Street LLC	307,900	4.1%	4.48%	30	10/31/2025
Marex Capital Markets Inc.	304,426	4.1%	4.46%	23	9/25/2025
RBC Capital Markets, LLC	300,548	4.0%	4.49%	21	9/26/2025
ING Financial Markets LLC	292,441	3.9%	4.49%	17	9/17/2025
Daiwa Securities America Inc.	289,652	3.9%	4.48%	32	11/13/2025
Cantor Fitzgerald & Co	275,494	3.7%	4.47%	26	9/26/2025
Banco Santander SA	265,835	3.6%	4.50%	16	9/16/2025
MUFG Securities Canada, Ltd.	254,254	3.4%	4.48%	5	9/5/2025
Mitsubishi UFJ Securities (USA), Inc.	245,918	3.3%	4.49%	38	10/14/2025
The Bank of Nova Scotia	242,470	3.2%	4.50%	37	10/23/2025
Nomura Securities International, Inc.	159,190	2.1%	4.44%	33	10/14/2025
Mizuho Securities USA LLC	137,455	1.8%	4.49%	26	9/26/2025
Natixis, New York Branch	104,822	1.4%	4.48%	29	9/29/2025
Lucid Prime Fund, LLC	34,922	0.5%	4.49%	11	9/11/2025
Total Borrowings	$7,488,079	100.0%	4.47%	37	8/27/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400